SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 14, 2006
Waste Management, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-12154	73-1309529
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Fannin, Suite 4000 Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone number, including area code: (713) 512-6200

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     Waste Management, Inc. (the “Company”) issued a press release this morning, February 14, 2006, announcing its earnings for the fiscal quarter and full year ended December 31, 2005. A copy of the press release is attached hereto as exhibit 99.1.
     Additionally, as announced in a press release dated January 6, 2006, the Company is holding a conference call, open to the public, to discuss these results, from 9:00 a.m. to 10:00 a.m. this morning. The call will be webcast live, and may be heard by accessing the Company’s website at www.wm.com. The call may also be listened to by calling (877) 710-6139 and entering the access code 4193513. A replay of the conference call will be available through 5:00 p.m. Central time on February 28th. The replay of the call may be heard over the Internet, by accessing the Company’s website at www.wm.com, or by telephone by dialing 800-642-1687 and entering conference code 4193513.
     On the conference call, management of the Company is expected to discuss its results of operations using certain non-GAAP financial measures, including: free cash flow; adjusted earnings per share and earnings per share growth; and adjusted “EBIT margin.” The Company has provided an explanation of its use of each of these measures, as well as a reconciliation of each of the measures to the most comparable GAAP measure, in the press release, which is attached to this Form 8-K as exhibit 99.1, and the schedules thereto. When management discusses “EBIT margin,” it is referring to GAAP reported income from operations as a percentage of revenue.
Item 7.01. Regulation FD Disclosure.
     The Company is scheduled to give a presentation at 9:40 a.m. EST on Thursday February 16, 2005 at the 23rd Annual Lehman Brothers Industrial Select Conference in Miami Beach, Florida. David P. Steiner, Chief Executive Officer, and Robert G. Simpson, Chief Financial Officer, will give the Company’s presentation. The conference features presentations from members of senior management of companies representing a variety of industrial sectors. The Company’s presentation will be broadcast via live and replay audio webcast. The link for the webcast will be available for two weeks after the presentation on the Company’s website at www.wm.com, and clicking on the appropriate link under the Investor Relations section. The slides accompanying the presentation will also be available on the Company’s website under the Investor Relations section.
Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits

Exhibit 99.1:	Press Release dated February 14, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WASTE MANAGEMENT, INC.
Date: February 14, 2006	By:	/s/ Rick L Wittenbraker
Rick L Wittenbraker
Senior Vice President

Exhibit Index

Exhibit Number	Description

99.1	Press Release dated February 14, 2006